SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 14, 2004

                                    WOM, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                    000-28789                    14-1818862
----------------------------        -----------           ----------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)          Identification Number)

                      1151 Flatbush Road
                       Kingston, New York                  12401
             ----------------------------------------    ----------
             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (845) 336-7700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

      We have been advised by our Former Auditor (as defined) that (i) on June 1, 2004, the partners of Urbach Kahn & Werlin LLP (the "Former Auditor") announced that they were joining UHY LLP, , a newly-formed New York limited liability partnership (the "New Auditors"), (ii) the New Auditor is comprised of the partners of four accounting firms, (iii) the New Auditor is a legal entity that is separate from the Former Auditor and (iv) the Former Auditor is in the process of ceasing to provide audit services to public companies, and accordingly, the Former Auditor was resigning on December 14, 2004 as our independent auditor.

      None of the reports of the Former Auditor on our financial statements for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

      During our two most recent fiscal years and all subsequent interim periods, there were no disagreements between us and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      We requested that the Former Auditor deliver to us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, indicating their agreement with out statements above, is filed as Exhibit 16.1 to this Form 8-K.

      On December 14, 2004, we engaged the New Auditor as our independent public accountant for our fiscal year ending March 31, 2005 and the interim period prior to such year-end. The decision to retain the New Auditor was approved by our Board of Directors. During our two most recent fiscal years and all subsequent interim periods, we did not consult with the New Auditor regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did the New Auditor provide advice to us, either written or oral, that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during our two most recent fiscal years or subsequent interim periods, we have not consulted with the New Auditor on any matter that was the subject of a disagreement or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      Exhibit No.   Title
      -----------   -----

      16.1 Letter, dated December 14, 2004, from the Former Auditor to the Securities and Exchange Commission.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WOM, Inc.


December 14, 2004                      /s/ Frederic M. Zinn
                                       -----------------------------------------
                                       Frederic M. Zinn,
                                       President
                                       (Principal executive officer and
                                       principal financial officer)

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                                  EXHIBIT INDEX

      16.1 Letter, dated December 14, 2004, from the Former Auditor to the Securities and Exchange Commission.